                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 APRIL 30, 2003
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                       1-13692                   23-2787918
(STATE OR OTHER JURISDICTION     (COMMISSION FILE           (I.R.S. EMPLOYER
    OF INCORPORATION)                  NUMBER)               IDENTIFICATION NO.)
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                                460 N. GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



                                 (610) 337-7000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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AmeriGas Partners, L.P.                                                Form 8-K
Page 2                                                            April 30, 2003



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            (99) Press Release of AmeriGas Partners, L.P. dated April 30, 2003, reporting its financial results for the second fiscal quarter ended March 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE; AND

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 30, 2003, AmeriGas Propane, Inc., the general partner of
AmeriGas Partners, L.P. (the "Partnership") issued a press release announcing financial results for the Partnership for the second fiscal quarter ended March
31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of Section 13 or 15(d), the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AMERIGAS PARTNERS, L.P.
                                          By: AmeriGas Propane, Inc.,
                                              its General Partner

                                          By: /s/ Robert W. Krick
                                              ----------------------------
                                              Robert W. Krick, Treasurer


Date: April 30, 2003
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                                  EXHIBIT INDEX

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
EXHIBIT NO.          DESCRIPTION
-----------          -----------
   99.               Press Release of AmeriGas Partners, L.P. dated April 30, 2003, reporting financial results for the Partnership for the second fiscal quarter ended
                     March 31, 2003.
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